UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2009

AUSSIE SOLES GROUP, INC.
(Exact name of registrant as specified in its charter)

                      Nevada                                333-139773                      42-1767721

         (State or other jurisdiction)           (Commission File No.)           (I.R.S Employer

                     of incorporation                                                                    Identification No.)

       477 Clifton Road, Kelowna, British Columbia,                    V1V 1A6    Canada

        (Address of principal executive offices)                         (Zip Code)

                       Registrant's telephone number, including area code: 250-448-7655

                 64-35 Yellowstone Boulevard (Suite1F), Forest Hills, New York 11375

                           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance.

Item 5.02. Departure of Directors and Officers;

Mark Goldberg and Joel Pensley have resigned from their positions as officers and directors of the issuers effective January 19, 2009. Isaiah Sheps has resigned from his provisional appointment as an officer; and Michael Cohen has resigned from his provisional position as a director.

Section 8 - Other Events

Item 8.01 - Other Events

Effective January 19, 2009, the Company relocated its corporate office to 477 Clifton Road, Kelowna, British Columbia, V1V 1A6, Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUSSIE SOLES GROUP, INC.

Date:  January 19, 2009

By: /s/ Joel Pensley

_________________

Joel Pensley

Secretary